                                                                  Exhibit 10.81


                             C.P. CLARE CORPORATION

                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT dated as of March 1, 1999 by and between C.P. CLARE CORPORATION, a Massachusetts corporation having its principal place of business and chief executive offices at 78 Cherry Hill Drive, Beverly, Massachusetts 01915-1048 (the "Pledgor"), and BANKBOSTON, N.A., a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 ("the Pledgee").

         WHEREAS, Pledgor is the owner of 100% of the issued and outstanding shares of Stock (as hereinafter defined) of each of the entities listed on Exhibit A (individually, a "Subsidiary" and collectively, the "Subsidiaries"); and

         WHEREAS, in order to induce the Pledgee to make loans and other extensions of credit under a certain Loan Agreement dated March 1, 1999 by and between the Pledgee, as lender, and the Pledgor, as borrower (as the same may be amended from time to time, the "Loan Agreement"), and in consideration thereof, the Pledgor wishes to pledge all of the Stock to the Pledgee on the terms and conditions described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings set forth below. Terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or under the Massachusetts Uniform Commercial Code.

              1.1 "AGREEMENTS" means the Loan Agreement, the Credit Note, [the Guaranties] and any documents, instruments or agreements referred to herein or therein.

              1.2 "COLLATERAL" means the Pledged Stock and all proceeds thereof, dividends, distributions and other income relating thereto (except for Restricted Payments expressly permitted to be made pursuant to Section 5.10 of the Loan Agreement) and all other securities financial assets, investment property and monies owned by the Pledgor and relating to the Pledged Stock received and held by the Pledgee hereunder or in substitution for any of the foregoing.

              1.3 "DEFAULT" means any Event of Default as defined in the Loan Agreement.

              1.4 "DOMESTIC CORPORATION" means any Subsidiary incorporated under the laws of the United States or any State or Territory thereof.

              1.5 "FOREIGN CORPORATION" means any Subsidiary that is not a Domestic Corporation.

              1.6 "OBLIGATIONS" shall have the meaning ascribed to such term in the Loan Agreement.

              1.7 "PLEDGED STOCK" means all Stock at any time pledged or required to be pledged hereunder.

              1.8 "STOCK" means (a) with respect to Domestic Corporation, all of the issued and outstanding capital stock of such Domestic Corporation at any time owned by the Pledgor and (b) with respect to any Foreign Corporation, all of the issued and outstanding capital stock of such Foreign Corporation at any time owned by the Pledgor, PROVIDED THAT, the Pledgor shall not be required to pledge hereunder stock representing more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

         2.   PLEDGE; DELIVERY.

              2.1 As security for the prompt and unconditional payment and performance of the Obligations, the Pledgor hereby pledges, assigns and transfers to the Pledgee and grants the Pledgee a security interest in the Stock owned by the Pledgor on the date hereof as described in EXHIBIT A attached hereto and in the Collateral, whether now owned or hereafter acquired. In furtherance thereof, the Pledgor hereby delivers to the Pledgee certificates for said Stock accompanied by stock powers duly executed in blank by the Pledgor and hereby assigns, transfers and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such certificates to be held by the Pledgee upon the terms and conditions set forth in this Pledge Agreement. If the Pledgor shall acquire by purchase, stock dividend or otherwise any additional shares in the capital stock of a Subsidiary at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit the same with the Pledgee hereunder and deliver to the Pledgee certificates therefor, accompanied by stock powers duly executed in blank by the Pledgor. The Pledgor shall not be required at any time to pledge hereunder any Stock which represents more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote.

              2.2 The Pledgee may, in its sole discretion and at any time or times, after the occurrence and during the continuance of a Default, cause the Pledged Stock and any other securities constituting Collateral to be transferred into its own name or the name or names of its nominee or nominees or successor in interest on the books of the issuer of such securities, and the Pledgor hereby constitutes and appoints the Pledgee, its employees, agents, successors and assigns to be the attorney-in-fact of the Pledgor to effect any such transfer.

              2.3 The Pledgee may, in its sole discretion and at any time or times (whether or not a Default shall have occurred), collect, receive and hold as additional Collateral all dividends, distributions and other income on the Pledged Stock and the other Collateral, except for Restricted Payments expressly permitted to be made pursuant to Section 5.10 of the Loan Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor represents and warrants to the Pledgee as follows:

              3.1 The Pledgor has and has duly exercised all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described in Section 2, and to carry out the transactions contemplated by this Agreement.

              3.2 The Pledgor is the legal and beneficial owner of all of the Pledged Stock.

              3.3 EXHIBIT A attached hereto accurately sets forth as to each Foreign Corporation (i) the total number of shares of each class of stock of such Foreign Corporation issued and outstanding and (ii) the total number of shares of each such class of stock that have been pledged hereunder. With respect to each Foreign Corporation, the Borrower has pledged stock representing 65% of the total combined voting power of all classes of capital stock of such Foreign Corporation entitled to vote.

              3.4 All of the shares of the Stock have been duly and validly issued, are fully paid and nonassessable, and are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for that granted hereunder.

              3.5 Upon delivery of the Pledged Stock to the Pledgee or its agent, this Pledge Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

         4. VOTING. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all shares of the Pledged Stock and to give consents, waivers or ratifications in respect thereof, PROVIDED THAT no vote shall be cast or consent, waiver or ratification given or action taken which would violate or be inconsistent with any of the terms of this Pledge Agreement or the other Agreements or which would have the effect of impairing the position or interests of the Pledgee. Upon the occurrence and during the continuance of an Event of Default, the Pledgee shall have the right to vote, and to give consents, waivers and ratifications with respect to, the Pledged Stock, PROVIDED THAT if the Pledgee elects not to exercise such rights at any time, the Pledgor may continue to exercise such rights, PROVIDED THAT the Pledgor shall not take any vote or other action with respect to such Pledged Stock that would have an adverse effect on the Pledgee.

         5.   REMEDIES UPON DEFAULT.

              5.1 In case a Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Pledge Agreement, the other Agreements or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights (in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts) which Pledgor hereby agrees shall be commercially reasonable:

                   (a) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee, its employees, agents, successors and assigns the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so); and

                   (b) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise, all of which are hereby waived by the Pledgor, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED THAT at least ten (10) days prior notice of the time and place of any such sale shall be given to Pledgor.

              5.2 If any of the Collateral is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for the same and in such event the Pledgee may resell such Collateral. The Pledgee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Pledgee may buy at a private sale and may make payment therefor by any means including, without limitation, cancellation of indebtedness secured thereby.

              5.3 The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Pledged Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or in other applicable laws, regulations, or agreements to which such Stock may be subject but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a "commercially reasonable" manner within the meaning of Section 9-504(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts, PROVIDED THAT the notice specified in Section 5.1 shall have been given to the Pledgor. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

              5.4 At any sale of Collateral, unless prohibited by applicable law, the Pledgee or any holder of the Obligations may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption.

         6. REMEDIES CUMULATIVE. Each right, power and remedy of the Pledgee or any holder of the Obligations provided for in this Pledge Agreement, the other Agreements or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any holder of the Obligations of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Pledgee or any holder of the Obligations of all such other rights, powers or remedies (or the later exercise of the same right, power or remedy), and no failure or delay on the part of the Pledgee or any holder of the Obligations to exercise any such right, power or remedy shall operate as a waiver thereof.

         7. APPLICATION OF MONEYS BY THE PLEDGEE. All moneys collected upon any sale of the Collateral hereunder, together with all other moneys received by the Pledgee hereunder, shall be applied as follows: (i) first, to the payment of all reasonable costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses reasonably incurred); (ii) second, to satisfy the Obligations; and (iii) third, to the Pledgor to the extent of any surplus proceeds.

         8. TRANSFER BY THE PLEDGOR. The Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge (except pursuant to this Pledge Agreement or as otherwise permitted by the Agreements) or otherwise encumber any of the Collateral, any shares in the capital stock of any Subsidiary, or any interest therein. The Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock of any Subsidiary; (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares; or (iii) any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

         9. THE PLEDGOR'S OBLIGATIONS ABSOLUTE. The Obligations of the Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the other Agreements, or any assignment or transfer of the other Agreements; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Agreements; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under the Agreements or any invalidity or unenforceablity, in whole or in part, of the same; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor, or any Subsidiary or any action taken with respect to this Pledge Agreement by any trustee or receiver or by any court, in any such proceeding; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

         10. FURTHER ASSURANCES. The Pledgor at its expense will execute, acknowledge and deliver all such instruments and take all such action as the Pledgee from time to time may reasonably request in order to further effectuate the purposes of this Pledge Agreement and to carry out the terms hereof.

         11. THE PLEDGEE'S EXONERATION. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, but the same shall be at the Pledgor's sole risk at all times. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral or against other parties thereto. The Pledgee's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

         12. NO WAIVER, ETC. The Pledgee may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement. The Pledgee shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver be in writing and signed by the Pledgee. No delay or omission on the part of the Pledgee in exercising any right under this Pledge Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Pledgee on the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised separately or concurrently.

         13.  TERMINATION. Unless sooner terminated in accordance with Section
5.28 of the Loan Agreement, when all Obligations have been paid, performed and determined by the Pledgee to have been indefeasibly discharged in full, and if at such time the Pledgee is not committed to extend any credit to the Pledgor under the Loan Agreement or any other Loan Document, this Pledge Agreement shall terminate and the Pledgee, at the expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor, or its successors or assigns, as the case may be, such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement.

         14.  MISCELLANEOUS.

              14.1 SUCCESSORS AND ASSIGNS. This Pledge Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns whether or not an express assignment of rights hereunder is made. No other person shall acquire or have any right under or by virtue of this Pledge Agreement.

              14.2 PROVISIONS TO SURVIVE. All representations, warranties, covenants and agreements contained in this Pledge Agreement shall survive the execution and delivery of the Agreements and shall continue until payment in full of all Obligations.

              14.3 SEVERABILITY. If any provision of this Pledge Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

              14.4 AMENDMENTS. This Pledge Agreement may be amended, modified and supplemented only by written agreement of the parties hereto.

              14.5 EXECUTION AND COUNTERPARTS. This Pledge Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

              14.6 CAPTIONS. Captions and headings in this Pledge Agreement are for convenience only and in no way define, limit or describe the scope or intent of the provisions hereof.

              14.7 NOTICES. All notices, certificates or other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when hand delivered or mailed by registered or certified mail, postage prepaid, addressed to a party at its address set forth at the beginning of this Pledge Agreement or to such other address as a party shall furnish by notice to the other parties.

              14.8 GOVERNING LAW. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and sealed by their duly authorized officers or representatives, all as of the date first above written.


                                  C.P. CLARE CORPORATION


                                  By:
                                     --------------------------------
                                     Name:  Harry Andersen
                                     Title: Senior Vice President and
                                            Chief Financial Officer


                                  BANKBOSTON, N.A.


                                  By:
                                     --------------------------------
                                     Name:  Peter McCarthy
                                     Title: Vice President

                                  EXHIBIT A TO
                                PLEDGE AGREEMENT
                                       OF
                             C.P. CLARE CORPORATION



  Name/address                Jurisdiction                             No. of Shares      No. of Shares
  of Subsidiary             of Incorporation      Class of Stock        Outstanding          Pledged
  -------------             ----------------      --------------        -----------          -------
